UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3694
Oppenheimer Gold & Special Minerals Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: June 30
Date of reporting period: 06/30/2011

Item 1. Reports to Stockholders.
June 30, 2011 Oppenheimer Gold & Special Minerals Fund Management Commentary and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Holdings

Goldcorp, Inc.	4.1%
Randgold Resources Ltd., ADR	3.8
Kinross Gold Corp.	3.7
Agnico-Eagle Mines Ltd.	3.7
Barrick Gold Corp.	3.4
Silver Wheaton Corp.	3.2
New Gold, Inc.	2.5
IAMGOLD Corp.	2.4
Kinross Gold Corp.	2.4
Eldorado Gold Corp.	2.4
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of investments.
8 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended June 30, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended June 30, 2011, Oppenheimer Gold & Special Minerals Fund produced solid results, with its Class A shares (without sales charge) producing a total return of 25.22%. The Fund substantially outperformed major indices that track gold stocks, as the NYSE Arca Gold Miners Index produced a return of 5.62%, the NYSE Arca Gold BUGS Index returned 9.75% and the Philadelphia Gold & Silver Index returned 13.23%. However, the Fund underperformed its benchmark, the MSCI World Index, which returned 30.51%, as gold stocks generally lagged other industry groups that comprise the broadly diversified index. We attribute the Fund’s solid absolute performance to successful stock selection among mid-cap gold producers with sound business fundamentals.
     Ivanhoe Mines Ltd. proved to be the Fund’s top performer, gaining value as it prepared to tap new copper, gold and silver resources in Mongolia. The Fund achieved particularly robust results from two gold producers that were acquired by larger rivals at a premium to their then-prevailing stock prices. Red Back Mining, Inc. was bought by Kinross Gold Corp., and Andean Resources Ltd. was taken over by Goldcorp, Inc. during the reporting period. Silver Wheaton Corp., which acquires silver ore produced as a byproduct of other mining activities, benefited from an agreement with Goldcorp to monetize the silver produced at the larger company’s mine in Mexico. Extorre Gold Mines Ltd., an emerging gold and silver producer, gained substantial value on the strength of its high-quality resources in Argentina.
     Disappointments during the reporting period included Kinross Gold Corp., which declined on the announcement of its acquisition of Red Back Mining. We believe the company is well positioned to achieve synergies resulting from the acquisition, and we have retained the Fund’s position. San Gold Corp. was hurt by investors’ general uncertainty regarding the quality of reserves held by the relatively small producer. Bear Creek Mining Corp. declined due to uncertainty regarding a change in political leadership in Peru. Despite an attractive dividend and what we believe to be strong business fundamentals, Newmont Mining Corp. lagged market averages due to the market’s preference for smaller, faster-growing companies during the reporting period.
     While the Fund focused primarily on gold producers during the reporting period, it also benefited from its exposure to copper, which gained value amid robust industrial demand from the emerging markets. Conversely, we reduced the Fund’s exposure to uranium producers in the aftermath of the nuclear disaster in Japan, which appears likely
9 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
to limit demand for the metal. The Fund also benefited from currency gains through its exposure to securities of companies domiciled outside of the U.S. Certain options also performed well for the Fund during the reporting period.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 2011. In the case of Class A, B, C and N shares, performance is measured over a ten fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on September 7, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, fees, expenses or taxes and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
10 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares use Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares use Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares use Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
15 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/19/83. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/7/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2011	June 30, 2011	June 30, 2011

Class A	$1,000.00	$900.70	$5.10
Class B	1,000.00	897.20	8.98
Class C	1,000.00	897.70	8.56
Class N	1,000.00	899.20	6.71
Class Y	1,000.00	902.70	3.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.44	5.42
Class B	1,000.00	1,015.37	9.54
Class C	1,000.00	1,015.82	9.09
Class N	1,000.00	1,017.75	7.13
Class Y	1,000.00	1,021.47	3.36
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Class A	1.08%
Class B	1.90
Class C	1.81
Class N	1.42
Class Y	0.67
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS June 30, 2011

	Shares	Value

Wholly-Owned Subsidiary—0.1%
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.[1,2] (Cost $1,500,371)	4,056	$1,587,877

Common Stocks—99.6%

Energy—0.3%

Oil, Gas & Consumable Fuels—0.3%
Uranium Energy Corp.[1,2,3]	5,229,508	16,002,294

Materials—99.3%

Metals & Mining—99.3%
Agnico-Eagle Mines Ltd.[4]	55,733	3,523,872
Agnico-Eagle Mines Ltd.[3,4]	2,627,838	165,895,413
Alacer Gold Corp.[2]	3,920,300	32,843,615
Alacer Gold Corp., Legend Shares[2]	3,000,000	25,133,496
Alamos Gold, Inc.[3]	4,507,350	74,635,678
Allied Nevada Gold Corp.[1,2,3,4]	2,605,200	91,868,787
Allied Nevada Gold Corp.[1,2,3,4]	671,277	23,743,067
Andina Minerals, Inc.[2]	2,418,026	2,958,443
AngloGold Ashanti Ltd., Sponsored ADR[3]	500,000	21,045,000
ATAC Resources Ltd.[2]	2,170,555	16,429,106
Augusta Resource Corp.[2]	200,000	926,000
Aura Minerals, Inc.[2]	3,398,100	7,046,711
AuRico Gold, Inc.[2,4]	346,815	3,811,747
AuRico Gold, Inc.[2,3,4]	5,309,100	58,347,009
Aurizon Mines Ltd.[2]	4,792,757	26,834,867
Aurizon Mines Ltd., Legend Shares[2,5]	300,000	1,679,714
B2Gold Corp.[2]	8,911,108	30,121,014
Banro Corp.[2,3,4]	2,727,268	10,390,891
Banro Corp.[2,4]	4,138,800	15,706,369
Barrick Gold Corp.[3]	3,367,015	152,492,109
Bayfield Ventures Corp.[2]	300,000	236,404
Bear Creek Mining Corp.[2]	4,204,833	16,785,325
Bear Creek Mining Corp., Legend Shares[2]	389,312	1,554,099
Brigus Gold Corp.[2]	4,012,200	6,614,545
Canaco Resources, Inc.[2]	5,199,500	17,952,548
Canaco Resources, Inc., Legend Shares[2]	4,209,221	14,533,367
Centerra Gold, Inc.[3]	2,189,600	36,324,952
CGA Mining Ltd.[2]	5,873,300	18,208,478
CGA Mining Ltd., Legend Shares[2]	500,000	1,550,106
Chesapeake Gold Corp.[2]	1,011,200	11,470,297
China Gold International Resources Corp. Ltd.[2,4]	5,093,961	19,859,291
China Gold International Resources Corp. Ltd.[2,4]	1,100,000	4,220,910
Claude Resources, Inc.[2]	4,741,335	8,996,467
Coeur d’Alene Mines Corp.[2]	1,730,700	41,986,782
Colossus Minerals, Inc.[2]	4,831,767	35,069,075
Continental Gold Ltd.[2]	2,664,465	20,278,058
Copper Mountain Mining Corp.[2]	2,000,000	15,490,694
Detour Gold Corp.[2,3]	3,494,800	101,280,170
Detour Gold Corp., Legend Shares[2,5]	333,495	9,664,768
Duluth Metals Ltd.[1,2]	7,704,800	19,013,349
Dundee Precious Metals, Inc.[2]	1,600,000	12,956,607
East Asia Minerals Corp.[1,2]	5,679,700	18,550,526
19 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Metals & Mining Continued
Eastmain Resources, Inc.[2]	1,300,000	$1,550,106
Eldorado Gold Corp.[3,4]	7,065,400	104,246,609
Eldorado Gold Corp.[3,4]	2,616,278	38,563,938
Eldorado Gold Corp., CDI	1,760,000	25,955,866
European Goldfields Ltd.[2]	4,197,114	43,953,395
Exeter Resource Corp.[1,2,3]	1,367,000	5,714,060
Exeter Resource Corp., Legend Shares[1,2,5]	2,000,000	8,315,620
Exploration Orbite VSPA, Inc.[2]	2,601,563	8,793,712
Extorre Gold Mines Ltd.[1,2,3]	3,646,400	46,919,824
Extorre Gold Mines Ltd., Legend Shares[1,2]	4,942,922	63,602,739
Franco-Nevada Corp.[3]	1,811,823	67,629,870
Freeport-McMoRan Copper & Gold, Inc., Cl. B3	920,000	48,668,000
Gabriel Resources Ltd.[2]	200,000	1,381,098
Gold Canyon Resources, Inc.[2]	2,006,765	5,638,792
Gold Resource Corp.[3]	1,280,000	31,910,400
Goldcorp, Inc.[4]	1,999,704	96,724,757
Goldcorp, Inc.[3,4]	3,748,561	180,943,039
Golden Minerals Co.[1,2,4]	454,000	8,072,120
Golden Minerals Co.[1,2,4]	335,952	5,970,467
Great Basin Gold Ltd.[2]	12,185,301	25,467,279
Guyana Goldfields, Inc.[2]	1,156,500	8,214,034
Guyana Goldfields, Inc., Legend Shares[2,5]	850,000	6,037,120
Hana Mining Ltd., Legend Shares[2]	2,000,000	3,006,895
Hecla Mining Co.[2,3]	3,710,000	28,529,900
High River Gold Mines Ltd.[2]	8,100,000	9,826,326
IAMGOLD Corp.[3]	5,619,845	105,428,292
Impala Platinum Holdings Ltd.	312,352	8,416,015
International Minerals Corp.[2]	2,098,230	16,621,367
International Tower Hill Mines Ltd.[2]	2,827,918	21,346,097
International Tower Hill Mines Ltd., Legend Shares[2]	972,325	7,339,443
Intrepid Mines Ltd.[2]	3,400,000	5,146,975
Ivanhoe Mines Ltd.[2,3]	2,679,447	67,790,009
Keegan Resources, Inc.[2]	960,600	7,450,140
Kinross Gold Corp.[3,4]	6,608,890	104,420,462
Kinross Gold Corp.[3,4]	10,527,771	166,248,071
Kirkland Lake Gold, Inc.[2]	2,100,300	33,101,312
Lake Shore Gold Corp.[1,2]	16,803,718	48,958,938
Lake Shore Gold Corp., Legend Shares[1,2,5]	2,906,171	8,467,355
Lydian International Ltd.[1,2]	4,757,937	11,297,295
Lydian International Ltd., Legend Shares[1,2]	1,313,454	3,118,679
MAG Silver Corp.[2]	1,522,100	15,213,898
MAG Silver Corp., Legend Shares[2,5]	875,000	8,745,917
Maudore Minerals Ltd.[2]	47,483	255,521
Medusa Mining Ltd.	1,500,000	10,647,156
Minefinders Corp. Ltd.[2]	2,956,989	38,470,427
Minera Andes, Inc.[2]	6,570,000	16,962,310
Mirasol Resources Ltd.[2]	50,000	222,925
Nevsun Resources Ltd.	2,712,643	16,425,771
New Gold, Inc.[2,4]	10,643,570	109,807,166
New Gold, Inc.[2,3,4]	5,053,620	52,001,750
Newcrest Mining Ltd.	2,339,013	94,941,533
20 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Shares	Value

Metals & Mining Continued
Newmont Mining Corp.[3]	1,837,728	$99,182,180
NGEx Resources, Inc.[2]	600,000	1,841,464
Noront Resources Ltd.[2]	942,330	576,468
Northern Dynasty Minerals Ltd.[2,3]	1,445,985	14,604,449
NovaGold Resources, Inc.[2]	300,000	2,760,000
Orezone Gold Corp.[2]	200,000	678,107
Orezone Gold Corp., Legend Shares[2]	620,390	2,103,453
Osisko Mining Corp.[2,3]	3,145,726	48,892,563
Pan American Silver Corp.[3]	1,162,441	35,907,802
Paramount Gold & Silver Corp.[2]	4,310,000	14,050,600
Perseus Mining Ltd.[2]	3,940,000	11,067,370
Perseus Mining Ltd., Legend Shares[2,5]	1,900,000	5,337,057
Petra Diamonds Ltd.[2]	2,313,806	5,950,975
Petropavlovsk plc	1,746,570	20,463,128
Premier Gold Mines Ltd.[1,2]	7,058,900	41,499,262
Premier Gold Mines Ltd., Legend Shares[1,2,5]	835,000	4,908,964
Pretium Resources,Inc.[2]	222,954	2,117,537
Primero Mining Corp.[2]	2,867,003	9,423,401
Queenston Mining, Inc.[2]	1,662,600	11,791,367
Rainy River Resources Ltd.[1,2]	3,489,800	33,832,371
Rainy River Resources Ltd., Legend Shares[1,2]	1,786,514	17,319,618
Randgold Resources Ltd., ADR[3]	2,001,114	168,193,632
Real Gold Mining Ltd.	10,400,000	11,631,852
Regis Resources Ltd.[2]	700,000	1,869,374
Rio Alto Mining Ltd.[2]	3,500,000	7,475,763
Romarco Minerals, Inc.[1,2]	29,927,000	50,889,398
Romarco Minerals, Inc., Legend Shares[1,2,5]	4,200,000	7,141,894
Royal Gold, Inc.[3]	1,033,050	60,505,739
Rubicon Minerals Corp.[1,2,3]	14,371,727	50,588,479
Rubicon Minerals Corp., Legend Shares[1,2]	1,099,000	3,908,518
Sabina Gold & Silver Corp.[2]	2,728,562	16,691,913
San Gold Corp.[1,2]	19,989,712	67,568,522
San Gold Corp., Legend Shares[1,2]	2,000,000	6,760,330
SEMAFO, Inc.[2,3]	10,789,748	82,675,346
Silver Lake Resources Ltd.[2]	4,543,399	9,746,019
Silver Standard Resources, Inc.[2,3]	1,254,309	33,477,507
Silver Wheaton Corp.[3]	4,319,200	142,533,600
Stans Energy Corp.[2]	200,000	306,911
Strategic Metals Ltd.[2]	499,972	1,632,964
Tahoe Resources, Inc.[2]	1,904,069	35,536,567
Tahoe Resources, Inc., Legend Shares[2,5]	320,000	5,972,316
Timmins Gold Corp.[2]	4,781,224	11,650,035
Trelawney Mining & Exploration, Inc.[2]	4,290,000	20,194,515
Trelawney Mining & Exploration, Inc., Legend Shares[2,6]	1,462,169	6,882,936
US Gold Corp.[2]	5,626,290	33,926,529
Victoria Gold Corp.[2]	8,922,900	5,551,081
Victoria Gold Corp., Legend Shares[2]	4,400,000	2,737,311
Yamana Gold, Inc.[3,4]	4,591,400	53,604,815
Yamana Gold, Inc.[4]	2,116,829	24,618,721
Zhaojin Mining Industry Co. Ltd.	20,194,000	41,714,204

		4,402,805,443

Total Common Stocks (Cost $2,981,833,684)		4,418,807,737
21 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued

	Units	Value

Rights, Warrants and Certificates—0.0%
Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14[2,3] (Cost $0)	483,450	$1,228,112

Shares

Investment Company—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[1,7] (Cost $22,339,401)	22,339,401	22,339,401

		Value

Total Investments, at Value (Cost $3,005,673,456)	100.2%	$4,443,963,127
Liabilities in Excess of Other Assets	(0.2)	(8,653,172)

Net Assets	100.0%	$4,435,309,955

Footnotes to Statement of Investments
Strike price is reported in U.S. Dollars, except for those denoted in the following currency:
CAD          Canadian Dollar
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	June 30, 2010	Additions		Reductions		June 30, 2011

Allied Nevada Gold Corp.[a]	2,915,600	489,600		800,000		2,605,200
Allied Nevada Gold Corp.[a]	—	671,277		—		671,277
Duluth Metals Ltd.	7,203,200	501,600		—		7,704,800
East Asia Minerals Corp.	4,345,700	1,334,000		—		5,679,700
Exeter Resource Corp.	200,000	—		200,000		—
Exeter Resource Corp.[a]	1,367,000	—		—		1,367,000
Exeter Resource Corp., Legend Shares[a]	3,000,000	—		1,000,000		2,000,000
Extorre Gold Mines Ltd.	2,733,400	913,000		—		3,646,400
Extorre Gold Mines Ltd., Legend Shares	—	1,942,922		1,942,922	[b]	—
Extorre Gold Mines Ltd., Legend Shares	3,000,000	1,942,922	[b]	—		4,942,922
Golden Minerals Co.	—	454,000		—		454,000
Golden Minerals Co.	—	335,952		—		335,952
Jaguar Mining, Inc.	2,627,700	900,000		3,527,700		—
Jaguar Mining, Inc.	1,666,200	764,700		2,430,900		—
Lake Shore Gold Corp.	9,671,223	7,132,495		—		16,803,718
Lake Shore Gold Corp., Legend Shares	—	2,906,171		—		2,906,171
Lydian International Ltd.	—	4,757,937		—		4,757,937
Lydian International Ltd., Legend Shares	—	1,313,454		—		1,313,454
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.[c]	—	4,056		—		4,056
Oppenheimer Institutional Money Market Fund, Cl. E	31,150,933	1,248,190,929		1,257,002,461		22,339,401
Premier Gold Mines Ltd.	3,276,000	3,782,900		—		7,058,900
Premier Gold Mines Ltd., Legend Shares	835,000	—		—		835,000
Rainy River Resources Ltd.	2,106,300	1,383,500		—		3,489,800
Rainy River Resources Ltd., Legend Shares	—	286,514		286,514	[b]	—
Rainy River Resources Ltd., Legend Shares	1,000,000	786,514	[b]	—		1,786,514
Romarco Minerals, Inc.	24,606,100	5,320,900		—		29,927,000
22 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Shares	Gross	Gross	Shares
	June 30, 2010	Additions	Reductions	June 30, 2011

Romarco Minerals, Inc., Legend Shares	4,200,000	—	—	4,200,000
Rubicon Minerals Corp.	9,730,212	4,641,515	—	14,371,727
Rubicon Minerals Corp., Legend Shares	1,099,000	—	—	1,099,000
San Gold Corp.	13,825,300	6,164,412	—	19,989,712
San Gold Corp., Legend Shares	—	2,000,000	—	2,000,000
Uranium Energy Corp.	2,583,605	2,645,903	—	5,229,508

				Realized
	Value		Income	Gain (Loss)

Allied Nevada Gold Corp.[a]	$—	[d]	$—	$1,444,765
Allied Nevada Gold Corp.[a]	—	[d]	—	—
Duluth Metals Ltd.	19,013,349		—	—
East Asia Minerals Corp.	18,550,526		—	—
Exeter Resource Corp.	—		—	(491,812)
Exeter Resource Corp.[a]	—	[d]	—	—
Exeter Resource Corp., Legend Shares[a]	—	[d]	—	(3,319,973)
Extorre Gold Mines Ltd.	46,919,824		—	—
Extorre Gold Mines Ltd., Legend Shares	—		—	—
Extorre Gold Mines Ltd., Legend Shares	63,602,739		—	—
Golden Minerals Co.	8,072,120		—	—
Golden Minerals Co.	5,970,467		—	—
Jaguar Mining, Inc.	—		—	(10,121,906)
Jaguar Mining, Inc.	—		—	(9,895,519)
Lake Shore Gold Corp.	48,958,938		—	—
Lake Shore Gold Corp., Legend Shares	8,467,355		—	—
Lydian International Ltd.	11,297,295		—	—
Lydian International Ltd., Legend Shares	3,118,679		—	—
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.[c]	1,587,877		—	—
Oppenheimer Institutional Money Market Fund, Cl. E	22,339,401		130,584	—
Premier Gold Mines Ltd.	41,499,262		—	—
Premier Gold Mines Ltd., Legend Shares	4,908,964		—	—
Rainy River Resources Ltd.	33,832,371		—	—
Rainy River Resources Ltd., Legend Shares	—		—	—
Rainy River Resources Ltd., Legend Shares	17,319,618		—	—
Romarco Minerals, Inc.	50,889,398		—	—
Romarco Minerals, Inc., Legend Shares	7,141,894		—	—
Rubicon Minerals Corp.	50,588,479		—	—
Rubicon Minerals Corp., Legend Shares	3,908,518		—	—
San Gold Corp.	67,568,522		—	—
San Gold Corp., Legend Shares	6,760,330		—	—
Uranium Energy Corp.	16,002,294		—	—

	$558,318,220		$130,584	$(22,384,445)

a. No longer an affiliate as of June 30, 2011.
b. All or a portion is the result of a corporate action.
c. Investment in a wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein beginning on page 64.
d. The security is no longer an affiliate, therefore, the value has been excluded from this table.
2. Non-income producing security.
23 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

3. All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.
4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $66,270,725 or 1.49% of the Fund’s net assets as of June 30, 2011.
6. Restricted security. The aggregate value of restricted securities as of June 30, 2011 was $6,882,936, which represents 0.16% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

Trelawney Mining & Exploration, Inc., Legend Shares	11/29/10	$3,158,032	$6,882,936	$3,724,904
7. Rate shown is the 7-day yield as of June 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates,prepayment speeds,credit risks,etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,587,877	$—	$1,587,877
Common Stocks
Energy	16,002,294	—	—	16,002,294
Materials	3,987,552,939	403,620,652	11,631,852	4,402,805,443
Rights, Warrants and Certificates	1,228,112	—	—	1,228,112
Investment Company	22,339,401	—	—	22,339,401

Total Assets	$4,027,122,746	$405,208,529	$11,631,852	$4,443,963,127

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(5,247,521)	$—	$—	$(5,247,521)
Depreciated options written, at value	(12,189,215)	—	—	(12,189,215)
Foreign currency exchange contracts	—	(66,214)	—	(66,214)

Total Liabilities	$(17,436,736)	$(66,214)	$—	$(17,502,950)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
24 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

		Change in
		unrealized		Transfers in
	Value as of	appreciation/	Net purchases	and/or out	Value as of
	June 30, 2010	depreciation	(sales)	of Level 3	June 30, 2011

Assets Table
Investments, at Value:
Common Stocks
Materials	$—	$(3,449,164)	$6,604,514	$8,476,502	$11,631,852

Total Assets	$—	$(3,449,164)	$6,604,514	$8,476,502	$11,631,852

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$3,219,869,239	72.5%
United States	748,281,761	16.8
Jersey, Channel Islands	182,609,606	4.1
Australia	158,514,068	3.6
South Africa	54,928,294	1.2
China	41,714,204	0.9
United Kingdom	20,463,128	0.5
Mongolia	11,631,852	0.3
Bermuda	5,950,975	0.1

Total	$4,443,963,127	100.0%

Foreign Currency Exchange Contracts as of June 30, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Depreciation

JP Morgan Chase
Canadian Dollar (CAD)	Sell	2,633	cad	7/5/11	$2,730,186	$24,108
State Street
South African Rand (ZAR)	Sell	17,699	zar	7/5/11	2,615,517	42,106

Total unrealized depreciation						$66,214

Written Options as of June 30, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Agnico-Eagle Mines Ltd.	Call	2,000	$80.00	8/22/11	$253,026	$(20,000)	$233,026
Agnico-Eagle Mines Ltd.	Put	2,000	55.00	8/22/11	213,687	(138,000)	75,687
Agnico-Eagle Mines Ltd.	Put	1,000	60.00	8/22/11	169,272	(190,000)	(20,728)
Alacer Gold Corp.	Put	5,000	10.00	10/24/11	555,354	(1,114,625)	(559,271)
Alamos Gold, Inc.	Call	2,000	21.00	7/18/11	183,412	—	183,412
Alamos Gold, Inc.	Put	1,000	17.00	7/18/11	126,024	(114,055)	11,969
Allied Nevada Gold Corp.	Call	2,000	45.00	9/19/11	253,950	(110,000)	143,950
25 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Allied Nevada Gold Corp.	Call	2,000	$32.00	7/18/11	$447,594	$(559,905)	$(112,311)
Allied Nevada Gold Corp.	Put	2,000	35.00	9/19/11	433,963	(590,000)	(156,037)
Allied Nevada Gold Corp.	Put	2,000	32.00	7/18/11	249,927	(101,612)	148,315
Allied Nevada Gold Corp.	Put	2,000	30.00	12/19/11	234,546	(470,000)	(235,454)
Allied Nevada Gold Corp.	Put	2,000	30.00	10/24/11	248,047	(402,302)	(154,255)
AngloGold Ashanti Ltd., Sponsored ADR	Call	1,000	50.00	7/18/11	161,983	—	161,983
AuRico Gold, Inc.	Call	4,000	9.00	9/19/11	407,934	(840,000)	(432,066)
Barrick Gold Corp.	Call	2,000	60.00	7/18/11	274,666	—	274,666
Barrick Gold Corp.	Call	2,000	60.00	10/24/11	288,425	(22,000)	266,425
Barrick Gold Corp.	Put	2,000	40.00	7/18/11	202,347	(10,000)	192,347
Centerra Gold, Inc.	Call	2,000	24.70	7/18/11	231,277	—	231,277
Centerra Gold, Inc.	Put	2,000	13.70	10/24/11	230,963	(72,580)	158,383
Coeur d’Alene Mines Corp.	Put	4,000	23.00	9/19/11	544,151	(600,000)	(55,849)
Coeur d’Alene Mines Corp.	Put	2,000	20.00	12/19/11	231,046	(280,000)	(48,954)
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	2,000	35.00	9/19/11	354,465	(330,000)	24,465
Detour Gold Corp.	Call	2,000	36.00	7/18/11	247,783	(8,295)	239,488
Detour Gold Corp.	Put	2,000	25.00	7/18/11	228,078	(16,590)	211,488
Eldorado Gold Corp.	Call	2,000	21.00	7/18/11	197,969	—	197,969
Franco-Nevada Corp.	Call	4,000	36.00	7/18/11	447,080	(269,584)	177,496
Franco-Nevada Corp.	Call	3,000	38.00	7/18/11	314,170	(9,332)	304,838
Franco-Nevada Corp.	Call	2,000	38.00	10/24/11	271,755	(217,741)	54,014
Franco-Nevada Corp.	Call	2,000	40.00	10/24/11	214,568	(103,686)	110,882
Franco-Nevada Corp.	Put	2,000	32.00	10/24/11	194,684	(93,317)	101,367
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Call	2,000	67.00	8/22/11	217,047	(16,000)	201,047
Globe Specialty Metals, Inc.	Put	2,000	17.50	12/19/11	203,951	(150,000)	53,951
Gold Resource Corp.	Call	2,000	35.00	9/19/11	347,204	(40,000)	307,204
Gold Resource Corp.	Call	1,000	30.00	9/19/11	115,475	(65,000)	50,475
Gold Resource Corp.	Put	3,000	20.00	9/19/11	349,222	(345,000)	4,222
Goldcorp, Inc.	Call	2,000	60.00	10/24/11	221,067	(86,000)	135,067
Harmony Gold Mining Co. Ltd., Sponsored ADR	Put	2,000	14.00	11/21/11	235,866	(370,000)	(134,134)
Hecla Mining Co.	Call	3,000	13.00	9/19/11	299,951	—	299,951
IAMGOLD Corp.	Call	5,000	25.00	9/19/11	617,415	(25,000)	592,415
IAMGOLD Corp.	Put	2,000	17.00	9/19/11	197,951	(130,000)	67,951
IAMGOLD Corp.	Put	3,000	16.00	12/19/11	293,501	(270,000)	23,501
Inmet Mining Corp.	Put	1,000	60.00	10/24/11	186,581	(160,713)	25,868
Ivanhoe Mines Ltd.	Call	2,000	35.00	9/19/11	283,965	(30,000)	253,965
Ivanhoe Mines Ltd.	Put	2,000	21.00	9/19/11	203,967	(110,000)	93,967
Ivanhoe Mines Ltd.	Put	3,000	20.00	9/19/11	319,830	(105,000)	214,830
Kinross Gold Corp.	Put	3,000	15.00	8/22/11	324,220	(150,000)	174,220
Kinross Gold Corp.	Put	2,000	16.00	8/22/11	267,967	(218,000)	49,967
Kinross Gold Corp.	Put	2,000	14.00	11/21/11	194,807	(142,000)	52,807
26 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Market Vectors Gold Miners Fund	Put	2,000	$54.00	12/19/11	$521,001	$(820,000)	$(298,999)
New Gold, Inc.	Put	2,000	10.00	8/22/11	269,086	(120,000)	149,086
New Gold, Inc.	Put	2,000	10.00	11/21/11	263,966	(210,000)	53,966
Newmont Mining Corp.	Put	1,000	45.00	9/19/11	171,982	(47,000)	124,982
Northern Dynasty Minerals Ltd.	Call	4,000	12.50	8/22/11	226,666	(160,000)	66,666
Northern Dynasty Minerals Ltd.	Put	4,000	15.00	8/22/11	472,933	(1,960,000)	(1,487,067)
Northern Dynasty Minerals Ltd.	Put	2,000	12.50	8/22/11	328,949	(574,000)	(245,051)
Northern Dynasty Minerals Ltd.	Put	2,000	11.00	8/22/11	218,967	(320,000)	(101,033)
Osisko Mining Corp.	Put	2,000	13.00	7/18/11	191,529	—	191,529
Pan American Silver Corp.	Call	2,000	55.00	7/18/11	214,069	—	214,069
Pan American Silver Corp.	Put	1,000	25.00	7/18/11	121,984	(5,000)	116,984
Pan American Silver Corp.	Put	1,000	30.00	7/18/11	146,983	(51,000)	95,983
Quadra FNX Mining Ltd.	Put	2,000	13.00	7/18/11	255,644	(14,516)	241,128
Randgold Resources Ltd., ADR	Call	2,000	105.00	9/19/11	222,867	(60,000)	162,867
Rare Element Resources Ltd.	Put	2,000	12.00	7/18/11	233,966	(270,000)	(36,034)
Royal Gold, Inc.	Call	2,000	55.00	7/18/11	283,966	(760,000)	(476,034)
Royal Gold, Inc.	Call	2,000	60.00	7/18/11	290,587	(120,000)	170,587
Royal Gold, Inc.	Call	3,000	60.00	10/24/11	450,948	(990,000)	(539,052)
Royal Gold, Inc.	Call	2,000	65.00	10/24/11	384,368	(300,000)	84,368
Royal Gold, Inc.	Put	2,000	50.00	10/24/11	309,865	(200,000)	109,865
SEMAFO, Inc.	Put	2,000	10.00	7/18/11	215,498	(528,799)	(313,301)
SEMAFO, Inc.	Put	2,000	8.00	10/24/11	193,240	(269,584)	(76,344)
Silver Standard Resources, Inc.	Put	2,000	24.00	9/19/11	240,346	(210,000)	30,346
Silver Standard Resources, Inc.	Put	2,000	25.00	9/19/11	244,406	(280,000)	(35,594)
Silver Wheaton Corp.	Call	2,000	65.00	9/19/11	232,666	—	232,666
Silver Wheaton Corp.	Call	2,000	55.00	12/19/11	562,220	(48,000)	514,220
Stillwater Mining Co.	Put	2,000	15.00	7/18/11	216,569	—	216,569
Stillwater Mining Co.	Put	1,500	20.00	7/18/11	214,099	(22,500)	191,599

					$20,991,503	$(17,436,736)	$3,554,767

See accompanying Notes to Financial Statements.
27 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,553,788,817)	$3,885,644,907
Affiliated companies (cost $450,384,268)	556,730,343
Wholly-owned subsidiary (cost $1,500,371)	1,587,877

4,443,963,127
Cash	490,595
Receivables and other assets:
Investments sold	12,737,057
Shares of beneficial interest sold	8,977,715
Dividends	1,068,891
Other	192,373

Total assets	4,467,429,758

Liabilities
Bank overdraft-foreign currencies	1,783,827
Appreciated options written, at value (premiums received $14,319,856)	5,247,521
Depreciated options written, at value (premiums received $6,671,647)	12,189,215
Unrealized depreciation on foreign currency exchange contracts	66,214
Payables and other liabilities:
Shares of beneficial interest redeemed	8,760,377
Distribution and service plan fees	2,781,153
Transfer and shareholder servicing agent fees	731,153
Shareholder communications	214,733
Trustees’ compensation	210,492
Other	135,118

Total liabilities	32,119,803

Net Assets	$4,435,309,955

Composition of Net Assets
Paid-in capital	$3,216,343,085
Accumulated net investment loss	(391,393,936)
Accumulated net realized gain on investments and foreign currency transactions	168,476,835
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,441,883,971

Net Assets	$4,435,309,955

28 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,140,550,762 and 69,956,559 shares of beneficial interest outstanding)	$44.89
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$47.63
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $171,961,118 and 4,021,547 shares of beneficial interest outstanding)	$42.76
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $637,676,441 and 15,019,402 shares of beneficial interest outstanding)	$42.46
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $263,079,088 and 6,043,603 shares of beneficial interest outstanding)	$43.53
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $222,042,546 and 4,945,713 shares of beneficial interest outstanding)	$44.90
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,288,752)	$20,206,732
Affiliated companies	130,584
Interest	8,534
Other income	15,453

Total investment income	20,361,303

Expenses
Management fees	26,952,250
Distribution and service plan fees:
Class A	8,014,587
Class B	1,784,120
Class C	6,202,797
Class N	1,178,272
Transfer and shareholder servicing agent fees:
Class A	5,939,362
Class B	454,642
Class C	1,044,261
Class N	703,346
Class Y	23,637
Shareholder communications:
Class A	433,610
Class B	39,221
Class C	68,964
Class N	12,958
Class Y	1,282
Custodian fees and expenses	209,246
Trustees’ compensation	73,501
Administration service fees	1,500
Other	519,854

Total expenses	53,657,410
Less waivers and reimbursements of expenses	(74,128)

Net expenses	53,583,282

Net Investment Loss	(33,221,979)
30 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$509,967,384
Affiliated companies	(22,384,445)
Closing and expiration of option contracts written	84,469,971
Foreign currency transactions	55,177,118

Net realized gain	627,230,028
Net change in unrealized appreciation/depreciation on:
Investments	126,845,992
Translation of assets and liabilities denominated in foreign currencies	119,067,258
Option contracts written	3,215,589

Net change in unrealized appreciation/depreciation	249,128,839

Net Increase in Net Assets Resulting from Operations	$843,136,888

See accompanying Notes to Financial Statements.
31 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,	2011	2010

Operations
Net investment loss	$(33,221,979)	$(24,251,300)
Net realized gain	627,230,028	183,866,600
Net change in unrealized appreciation/depreciation	249,128,839	889,162,245

Net increase in net assets resulting from operations	843,136,888	1,048,777,545

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(314,109,268)	(36,702,302)
Class B	(16,107,603)	(1,742,266)
Class C	(56,763,254)	(5,719,690)
Class N	(21,907,883)	(1,969,041)
Class Y	(4,636,534)	—

	(413,524,542)	(46,133,299)
Distributions from net realized gain:
Class A	(69,442,499)	—
Class B	(3,870,155)	—
Class C	(13,387,420)	—
Class N	(4,974,613)	—
Class Y	(988,470)	—

	(92,663,157)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	357,261,110	303,117,520
Class B	6,893,331	(16,653,434)
Class C	116,160,181	39,091,497
Class N	92,585,780	43,300,687
Class Y	241,731,148	—

	814,631,550	368,856,270

Net Assets
Total increase	1,151,580,739	1,371,500,516
Beginning of period	3,283,729,216	1,912,228,700

End of period (including accumulated net investment loss of $391,393,936 and $48,623,645, respectively)	$4,435,309,955	$3,283,729,216

See accompanying Notes to Financial Statements.
32 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$39.93	$26.21	$38.79	$31.81	$29.15

Income (loss) from investment operations:
Net investment income (loss)[1]	(.28)	(.26)	.78 [2]	(.09)	(.08)
Net realized and unrealized gain (loss)	10.76	14.65	(12.42)	9.31	7.22

Total from investment operations	10.48	14.39	(11.64)	9.22	7.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(4.52)	(.67)	(.49)	(.76)	(.16)
Distributions from net realized gain	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions to shareholders	(5.52)	(.67)	(.94)	(2.24)	(4.48)

Net asset value, end of period	$44.89	$39.93	$26.21	$38.79	$31.81

Total Return, at Net Asset Value[3]	25.22%	55.18%	(28.29)%	29.43%	25.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,140,551	$2,500,205	$1,439,082	$1,919,047	$1,003,705

Average net assets (in thousands)	$3,277,921	$1,983,223	$1,184,093	$1,518,510	$752,592

Ratios to average net assets:[4]
Net investment income (loss)	(0.61)%	(0.74)%	3.35%[2]	(0.24)%	(0.26)%
Total expenses[5]	1.07%	1.12%	1.20%	1.06%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.07%	1.12%	1.19%	1.06%	1.10%

Portfolio turnover rate	37%	20%	81%	45%	46%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Net investment income per share and the net investment income ratio include $0.67 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.07%
Year Ended June 30, 2010	1.12%
Year Ended June 30, 2009	1.20%
Year Ended June 30, 2008	1.06%
Year Ended June 30, 2007	1.10%
6. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.07%
Year Ended June 30, 2010	1.12%
Year Ended June 30, 2009	1.19%
Year Ended June 30, 2008	1.06%
Year Ended June 30, 2007	1.10%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$38.26	$25.17	$37.00	$30.44	$28.13

Income (loss) from investment operations:
Net investment income (loss)[1]	(.64)	(.54)	.62 [2]	(.36)	(.30)
Net realized and unrealized gain (loss)	10.30	14.06	(11.78)	8.90	6.93

Total from investment operations	9.66	13.52	(11.16)	8.54	6.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(4.16)	(.43)	(.22)	(.50)	—
Distributions from net realized gain	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions to shareholders	(5.16)	(.43)	(.67)	(1.98)	(4.32)

Net asset value, end of period	$42.76	$38.26	$25.17	$37.00	$30.44

Total Return, at Net Asset Value[3]	24.19%	53.86%	(28.91)%	28.44%	24.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171,961	$149,228	$111,935	$176,880	$138,568

Average net assets (in thousands)	$178,499	$137,358	$101,129	$167,286	$121,560

Ratios to average net assets:[4]
Net investment income (loss)	(1.44)%	(1.61)%	2.79%[2]	(1.03)%	(1.05)%
Total expenses[5]	1.91%	1.98%	2.09%	1.86%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.91%	1.98%	2.03%	1.86%	1.90%

Portfolio turnover rate	37%	20%	81%	45%	46%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.91%
Year Ended June 30, 2010	1.98%
Year Ended June 30, 2009	2.09%
Year Ended June 30, 2008	1.86%
Year Ended June 30, 2007	1.90%
6. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.91%
Year Ended June 30, 2010	1.98%
Year Ended June 30, 2009	2.03%
Year Ended June 30, 2008	1.86%
Year Ended June 30, 2007	1.90%
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class C Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$38.04	$25.05	$36.89	$30.41	$28.10

Income (loss) from investment operations:
Net investment income (loss)[1]	(.60)	(.50)	.61 [2]	(.35)	(.30)
Net realized and unrealized gain (loss)	10.26	13.98	(11.74)	8.88	6.93

Total from investment operations	9.66	13.48	(11.13)	8.53	6.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(4.24)	(.49)	(.26)	(.57)	—
Distributions from net realized gain	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions to shareholders	(5.24)	(.49)	(.71)	(2.05)	(4.32)

Net asset value, end of period	$42.46	$38.04	$25.05	$36.89	$30.41

Total Return, at Net Asset Value[3]	24.31%	53.98%	(28.84)%	28.45%	25.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$637,676	$476,835	$288,407	$422,169	$228,513

Average net assets (in thousands)	$620,759	$396,328	$252,930	$343,807	$174,909

Ratios to average net assets:[4]
Net investment income (loss)	(1.35)%	(1.51)%	2.76%[2]	(1.00)%	(1.03)%
Total expenses[5]	1.81%	1.88%	1.98%	1.82%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.81%	1.88%	1.96%	1.82%	1.87%

Portfolio turnover rate	37%	20%	81%	45%	46%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Net investment income per share and the net investment income ratio include $0.64 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.81%
Year Ended June 30, 2010	1.88%
Year Ended June 30, 2009	1.98%
Year Ended June 30, 2008	1.82%
Year Ended June 30, 2007	1.87%
6. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.81%
Year Ended June 30, 2010	1.88%
Year Ended June 30, 2009	1.96%
Year Ended June 30, 2008	1.82%
Year Ended June 30, 2007	1.87%
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$38.88	$25.58	$37.94	$31.18	$28.68

Income (loss) from investment operations:
Net investment income (loss)[1]	(.44)	(.39)	.57 [2]	(.21)	(.17)
Net realized and unrealized gain (loss)	10.49	14.30	(12.04)	9.13	7.08

Total from investment operations	10.05	13.91	(11.47)	8.92	6.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	(4.40)	(.61)	(.44)	(.68)	(.09)
Distributions from net realized gain	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions to shareholders	(5.40)	(.61)	(.89)	(2.16)	(4.41)

Net asset value, end of period	$43.53	$38.88	$25.58	$37.94	$31.18

Total Return, at Net Asset Value[3]	24.79%	54.60%	(28.55)%	29.04%	25.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$263,079	$157,461	$72,805	$71,049	$29,063

Average net assets (in thousands)	$236,220	$115,927	$54,016	$49,137	$22,412

Ratios to average net assets:[4]
Net investment income (loss)	(0.96)%	(1.12)%	2.55%[2]	(0.59)%	(0.57)%
Total expenses[5]	1.43%	1.55%	1.63%	1.39%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.43%	1.49%	1.52%	1.39%	1.41%

Portfolio turnover rate	37%	20%	81%	45%	46%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.43%
Year Ended June 30, 2010	1.55%
Year Ended June 30, 2009	1.63%
Year Ended June 30, 2008	1.39%
Year Ended June 30, 2007	1.41%
6. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.43%
Year Ended June 30, 2010	1.49%
Year Ended June 30, 2009	1.52%
Year Ended June 30, 2008	1.39%
Year Ended June 30, 2007	1.41%
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Period Ended
Class Y	June 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$45.55

Income (loss) from investment operations:
Net investment loss[2]	(.05)
Net realized and unrealized gain	5.09

Total from investment operations	5.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(4.69)
Distributions from net realized gain	(1.00)

Total dividends and/or distributions to shareholders	(5.69)

Net asset value, end of period	$44.90

Total Return, at Net Asset Value[3]	10.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$222,043

Average net assets (in thousands)	$89,984

Ratios to average net assets:[4]
Net investment loss	(0.13)%
Total expenses[5]	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.66%

Portfolio turnover rate	37%

1. For the period from September 7, 2010 (inception of offering) to June 30, 2011.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Period Ended June 30, 2011	0.66%
6. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Period Ended June 30, 2011	0.66%
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on September 7, 2010.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time
38 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of June 30, 2011, the Manager determined the fair value of certain halted foreign stocks using the last traded price subsequently adjusted by the daily movement in the most appropriate index if deemed appropriate by the Valuation Committee. Such investments have been classified as Level 3 instruments.
39 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
Investment in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and guidelines, and follow the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
40 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.
     The Fund invests primarily in the mining and metals industry.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
41 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purpose

$64,979,903	$174,086,137	$280,858	$980,374,891

1.	The Fund had $280,858 of straddle losses which were deferred.

2.	During the fiscal year ended June 30, 2011, the Fund utilized $212,935,676 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended June 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for June 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Increase	Net Investment	Realized Gain
to Paid-in Capital	Loss	on Investments[4]

$45,777,297	$103,976,230	$149,753,527

4.	$45,777,297, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
42 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 was as follows:

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010
Distributions paid from:
Ordinary income	$413,524,542	$46,133,299
Long-term capital gain	92,663,157	—

Total	$506,187,699	$46,133,299

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,467,248,749
Federal tax cost of other investments	(26,337,202)

Total federal tax cost	$3,440,911,547

Gross unrealized appreciation	$1,095,309,051
Gross unrealized depreciation	(114,934,160)

Net unrealized appreciation	$980,374,891

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended June 30, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13,209
Payments Made to Retired Trustees	11,344
Accumulated Liability as of June 30, 2011	98,248
43 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
44 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2011[1]		Year Ended June 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	35,306,719	$1,654,658,860	27,467,689	$989,353,603
Dividends and/or distributions reinvested	5,521,055	268,488,537	757,136	27,431,017
Redeemed	(33,491,892)	(1,565,886,287)	(20,507,097)	(713,667,100)

Net increase	7,335,882	$357,261,110	7,717,728	$303,117,520

Class B
Sold	1,121,235	$50,449,505	1,211,107	$41,115,347
Dividends and/or distributions reinvested	369,042	17,116,156	43,785	1,527,229
Redeemed	(1,369,311)	(60,672,330)	(1,800,604)	(59,296,010)

Net increase (decrease)	120,966	$6,893,331	(545,712)	$(16,653,434)

Class C
Sold	5,160,896	$232,029,649	4,561,750	$155,798,017
Dividends and/or distributions reinvested	1,154,815	53,156,150	130,651	4,528,353
Redeemed	(3,832,423)	(169,025,618)	(3,670,109)	(121,234,873)

Net increase	2,483,288	$116,160,181	1,022,292	$39,091,497

Class N
Sold	3,849,915	$175,742,106	2,652,297	$92,701,070
Dividends and/or distributions reinvested	517,587	24,378,323	49,388	1,746,345
Redeemed	(2,373,526)	(107,534,649)	(1,497,608)	(51,146,728)

Net increase	1,993,976	$92,585,780	1,204,077	$43,300,687

Class Y
Sold	5,710,742	$276,643,602	—	$—
Dividends and/or distributions reinvested	115,881	5,606,301	—	—
Redeemed	(880,910)	(40,518,755)	—	—

Net increase	4,945,713	$241,731,148	—	$—

1.	For the year ended June 30, 2011, for Class A, Class B, Class C and Class N shares, and for the period from September 7, 2010 (inception of offering) to June 30, 2011, for Class Y shares.
45 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$1,937,234,771	$1,602,538,033
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Over $4 billion	0.58
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2011, the Fund paid $7,943,816 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the
46 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$1,113,994
Class C	6,395,380
Class N	2,532,303
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

June 30, 2011	$1,426,306	$44,774	$329,359	$159,083	$7,756
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended June 30, 2011, the Manager waived $4,901.
47 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $58,245 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended June 30, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$10,982
Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
48 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
49 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of June 30, 2011 are as follows:

Derivatives Not	Liability Derivatives
Accounted for as	Statement of Assets
Hedging Instruments	and Liabilities Location	Value

Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$66,214
Equity contracts	Appreciated options written, at value	5,247,521
Equity contracts	Depreciated options written, at value	12,189,215

Total		$17,502,950

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments
	from unaffiliated	Closing and
	companies	expiration of
Derivatives Not	(including premiums	option
Accounted for as	on options	contracts	Foreign currency
Hedging Instruments	exercised)*	written	transactions	Total

Equity contracts	$22,519,993	$84,469,971	$—	$106,989,964
Foreign exchange contracts	—	—	(41,163)	(41,163)

Total	$22,519,993	$84,469,971	$(41,163)	$106,948,801

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
50 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
		Translation of assets and
Derivatives Not Accounted	Option contracts	liabilities denominated in
for as Hedging Instruments	written	foreign currencies	Total

Equity contracts	$3,215,589	$—	$3,215,589
Foreign exchange contracts	—	(63,846)	(63,846)

Total	$3,215,589	$(63,846)	$3,151,743

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $9,204,317 and $8,685,279, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
51 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
During the year ended June 30, 2011, the Fund had an ending monthly average market value of $16,923 on purchased call options.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended June 30, 2011, the Fund had an ending monthly average market value of $18,651,808 and $13,832,182 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended June 30, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of June 30, 2010	183,400	$22,572,353	322,600	$43,196,954
Options written	252,781	32,008,525	406,220	49,243,905
Options closed or expired	(240,957)	(30,243,418)	(572,327)	(73,084,796)
Options exercised	(123,224)	(15,171,387)	(61,993)	(7,530,633)

Options outstanding as of June 30, 2011	72,000	$9,166,073	94,500	$11,825,430

6. Restricted Securities
As of June 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
52 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS
53 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     In March 2010, what is claimed to be a derivative action on behalf of the Fund was filed in federal district court against the Distributor and several of the Fund’s current and former Trustees. The suit alleged that asset-based payments made under the Fund’s 12b-1 Plans or by the Distributor to broker-dealers with respect to shares of the Fund held in accounts of the broker-dealers for their customers are impermissible. The plaintiffs sought termination of such payments, restitution and unspecified damages from the Fund’s Trustees, other equitable relief and an award of attorneys’ fees and litigation expenses. On June 6, 2011, the court granted defendant’s motion to dismiss the suit. The Plaintiff has stated he will not appeal the court’s decision.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
54 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Gold & Special Minerals Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
August 19, 2011
55 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.99899 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 21, 2010. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.67% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,501,740 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended June 30, 2011, the maximum amount allowable but not less than $7,364 or 0.00% of the ordinary distributions paid by the Fund qualifies as an interest related dividend. The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $2,182,816 of foreign income taxes were paid by the Fund during the fiscal year ended June 30, 2011. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $15,209,629 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
56 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
57 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regula- tory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
58 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of
59 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environ- mental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Li, Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Shanquan Li, Vice President and Portfolio Manager (since 1997) Age: 56	Vice President of the Manager (since November 1998). An officer of 2 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital
60 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010- December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
61 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997- December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002- December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.525.7048.
62 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firms	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
63 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Financial Statements for Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. for the Period Ended June 30, 2011

65	Statement of Investments
66	Statement of Assets and Liabilities
67	Statement of Operations
68	Statement of Changes in Net Assets
69	Notes to Financial Statements
75	Independent Auditors Report
64 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENT OF INVESTMENTS June 30, 2011

	Shares	Value

Investment Company—101.4%

iShares Gold Trust[1] (Cost $1,481,854)	110,000	$1,610,400
Total Investments, at Value (Cost $1,481,854)	101.4%	$1,610,400
Liabilities in Excess of Other Assets	(1.4)	(22,523)

Net Assets	100.0%	$1,587,877

Footnotes to Statement of Investments
1. Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Company	$1,610,400	$—	$—	$1,610,400

Total Assets	$1,610,400	$—	$—	$1,610,400

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
65 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENT OF ASSETS AND LIABILITIES June 30, 2011

Assets
Investments, at value (cost $1,481,854)—see accompanying statement of investments	$1,610,400
Receivables and other assets:
Other	3,786

Total assets	1,614,186

Liabilities
Bank overdraft	63
Payables and other liabilities:
Auditing and other professional fees	26,245
Other	1

Total liabilities	26,309
Net Assets	$1,587,877

Composition of Net Assets
Par value of shares of beneficial interest	$41
Additional paid-in capital	1,500,330
Accumulated net investment loss	(41,040)
Net unrealized appreciation on investments	128,546

Net Assets—applicable to 4,055.82 shares of beneficial interest outstanding	$1,587,877

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$391.51
See accompanying Notes to Financial Statements.
66 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENT OF OPERATIONS For the Period Ended June 30, 20111

Expenses
Auditing and other professional fees	$26,245
Directors’ compensation	9,819
Management fees	4,950
Custodian fees and expenses	3
Other	23

Total expenses	41,040

Net Investment Loss	(41,040)

Unrealized Gain
Net change in unrealized appreciation/depreciation on investments	128,546

Net Increase in Net Assets Resulting from Operations	$87,506

1.	For the period from December 8, 2010 (commencement of operations) to June 30, 2011.
See accompanying Notes to Financial Statements.
66 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENT OF CHANGES IN NET ASSETS

Period Ended June 30,	2011[1]

Operations
Net investment loss	$(41,040)
Net change in unrealized appreciation/depreciation	128,546

Net increase in net assets resulting from operations	87,506

Capital Transactions
Net increase in net assets resulting from capital transactions	1,500,371

Net Assets
Total increase	1,587,877
Beginning of period	—

End of period (including accumulated net investment loss of $41,040 for the period ended June 30, 2011)	$1,587,877

1.	For the period from December 8, 2010 (commencement of operations) to June 30, 2011.
See accompanying Notes to Financial Statements.
68 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”) related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of June 30, 2011, 100% of the Fund was owned by Oppenheimer Gold & Special Minerals Fund (“OGSMF”). The Manager is also the investment adviser of OGSMF. The Fund commenced operations on December 8, 2010.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of June 30, 2011, the directors have not designated classes or series of outstanding participating shares. During the year ended June 30, 2011, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing
69 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
“bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
70 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 4,055.82 participating shares for $405,582 on December 8, 2010 in conjunction with OGSMF ‘s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
71 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
2. Capital Transactions Continued

Period Ended June 30, 2011[1]
Amount

Contributions	$1,500,371
Withdrawals	—

Net increase	$1,500,371

1.	For the period from December 8, 2010 (commencement of operations) to June 30, 2011.
3. Expenses
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Over $4 billion	0.58
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
Next $2.2 billion	0.300
Next $1 billion	0.295
Over $4 billion	0.290
The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
4. Financial Highlights
The following represents the total return of the Fund for the period ended June 30, 2011. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:
Period Ended June 30, 20111            2.34%
72 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Period Ended June 30, 2011[1]
Amount
Ratios to average net assets:
Net investment loss	(6.18)%
Total expenses	6.18%

1.	For the period from December 8, 2010 (commencement of operations) to June 30, 2011.
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state
73 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 19, 2011, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
74 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

INDEPENDENT AUDITORS REPORT
The Board of Directors and Shareholders of Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., including the statement of investments, as of June 30, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for December 8, 2010 (commencement of operations) to June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. as of June 30, 2011, the results of its operation, the changes in its net assets and the financial highlights for December 8, 2010 (commencement of operations) to June 30, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
August 19, 2011
75 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
76 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol. We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
77 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $48,500 in fiscal 2011 and $42,800 in fiscal 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2011 and no such fees in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $206,000 in fiscal 2010 and $225,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FIN 45 and the capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,650 in fiscal 2011 and $11,048 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2)	100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $215,150 in fiscal 2011 and $236,948 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Gold & Special Minerals Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	08/10/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	08/10/2011

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	08/10/2011